Notes Receivables	6 Months Ended
Jun. 30, 2025
Notes Receivables [Abstract]
NOTES RECEIVABLES

NOTE 4 — NOTES RECEIVABLES

Notes receivable consisted of the following:

	June 30,	December 31,
Maturity Date	2025	2024
Within the first quarter of 2025	$-	$161,413
Within the second quarter of 2025	-	360,918
Within the third quarter of 2025	358,353	-
Within the fourth quarter of 2025	452,898	-
Total	$811,251	$522,331

Notes receivable consists of bank acceptance notes received from customers in connection with the sale of the Company’s products. These notes are issued by financial institutions and represent an unconditional obligation of the issuing bank to pay the full-face value at maturity. The notes are non-interest bearing and generally mature within six to twelve months from the date of issuance.